        Execution Version
AMENDMENT TO DEALER MANAGER AGREEMENT

This amendment (this “Amendment”), dated as of July 2, 2025, by and between Brookfield Real Estate Income Trust Inc., a Maryland Corporation (the “Company”) and Brookfield Oaktree Wealth Solutions LLC, a Delaware limited liability company (the “Dealer Manager”) amends the Dealer Manager Agreement (the “Agreement”), dated as of November 2, 2021. Capitalized terms not otherwise defined herein have the meanings given in the Agreement.
WHEREAS, the Agreement indicates that the Company and the Dealer Manager may amend Schedule 1 of the Agreement as each Registration Statement is finally amended and revised at the effective date of such Registration Statement.
WHEREAS, as a result of amending Schedule 1 of the Agreement, it is necessary to amend Schedule III in Exhibit B of the Agreement (Form of Selected Dealer Agreement For Use with Wirehouses).

WHEREAS, the Company and the Dealer Manager wish to amend the Agreement.

NOW, THEREFORE, in consideration that the Company is filing a new Registration Statement on Form S-11 with the SEC (Registration No. 333-282789), the Company and the Dealer Manager agree as follows:

1.Schedule 1 of the Agreement is hereby amended to reflect the new Registration Statement by replacing Schedule 1 of the Agreement with Schedule 1 in this Amendment.

2.Schedule III in Exhibit B (Form of Selected Dealer Agreement For Use with Wirehouses) of the Agreement is hereby amended to reflect the new Registration Statement by replacing Schedule III in Exhibit B of the Agreement with Schedule III in this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Dealer Manager hereto have executed this Amendment as of the date first above written.

THE DEALER MANAGER:
BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC
By: “Scott Richardson”
Name: Scott Richardson
Title: Head of Legal

THE COMPANY:
BROOKFIELD REAL ESTATE INCOME TRUST INC.
By: “Michelle Campbell”
Name: Michelle Campbell
Title: Secretary

Schedule 1
Registration Statement(s)

1.    Registration Statement on Form S-11, Registration No. 333-255557 (expired).
2.     Registration Statement on Form S-11, Registration No. 333-282789.

Schedule III
Registration Statement(s)

1.    Registration Statement on Form S-11, Registration No. 333-255557 (expired).
2.     Registration Statement on Form S-11, Registration No. 333-282789.